Supplemental Information
Second Quarter 2022

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Income statement
Net interest income	$24,016	$20,430	$12,444	$11,572	$11,410	$11,094	$10,233
Noninterest income	21,900	23,857	10,244	11,656	10,650	11,672	11,233
Total revenue, net of interest expense	45,916	44,287	22,688	23,228	22,060	22,766	21,466
Provision for credit losses	553	(3,481)	523	30	(489)	(624)	(1,621)
Noninterest expense	30,592	30,560	15,273	15,319	14,731	14,440	15,045
Income before income taxes	14,771	17,208	6,892	7,879	7,818	8,950	8,042
Pretax, pre-provision income (1)	15,324	13,727	7,415	7,909	7,329	8,326	6,421
Income tax expense	1,457	(66)	645	812	805	1,259	(1,182)
Net income	13,314	17,274	6,247	7,067	7,013	7,691	9,224
Preferred stock dividends	782	750	315	467	240	431	260
Net income applicable to common shareholders	12,532	16,524	5,932	6,600	6,773	7,260	8,964
Diluted earnings per common share	1.53	1.90	0.73	0.80	0.82	0.85	1.03
Average diluted common shares issued and outstanding	8,182.2	8,776.2	8,163.1	8,202.1	8,304.7	8,492.8	8,735.5
Dividends paid per common share	$0.42	$0.36	$0.21	$0.21	$0.21	$0.21	$0.18

Performance ratios
Return on average assets	0.84%	1.18%	0.79%	0.89%	0.88%	0.99%	1.23%
Return on average common shareholders’ equity	10.48	13.31	9.93	11.02	10.90	11.43	14.33
Return on average shareholders’ equity	9.99	12.70	9.34	10.64	10.27	11.08	13.47
Return on average tangible common shareholders’ equity (2)	14.78	18.51	14.05	15.51	15.25	15.85	19.90
Return on average tangible shareholders’ equity (2)	13.52	17.07	12.66	14.40	13.87	14.87	18.11
Efficiency ratio	66.63	69.00	67.32	65.95	66.78	63.43	70.09

At period end
Book value per share of common stock	$29.87	$29.89	$29.87	$29.70	$30.37	$30.22	$29.89
Tangible book value per share of common stock (2)	21.13	21.61	21.13	20.99	21.68	21.69	21.61
Market capitalization	250,136	349,925	250,136	332,320	359,383	349,841	349,925
Number of financial centers - U.S.	3,984	4,296	3,984	4,056	4,173	4,215	4,296
Number of branded ATMs - U.S.	15,730	16,795	15,730	15,959	16,209	16,513	16,795
Headcount	209,824	211,608	209,824	208,139	208,248	209,407	211,608

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net interest income
Interest income	$27,869	$22,782	$14,975	$12,894	$12,554	$12,336	$11,387
Interest expense	3,853	2,352	2,531	1,322	1,144	1,242	1,154
Net interest income	24,016	20,430	12,444	11,572	11,410	11,094	10,233

Noninterest income
Fees and commissions	17,476	19,241	8,491	8,985	10,143	9,915	9,705
Market making and similar activities	5,955	5,355	2,717	3,238	1,331	2,005	1,826
Other income (loss)	(1,531)	(739)	(964)	(567)	(824)	(248)	(298)
Total noninterest income	21,900	23,857	10,244	11,656	10,650	11,672	11,233
Total revenue, net of interest expense	45,916	44,287	22,688	23,228	22,060	22,766	21,466

Provision for credit losses	553	(3,481)	523	30	(489)	(624)	(1,621)

Noninterest expense
Compensation and benefits	18,399	18,389	8,917	9,482	9,037	8,714	8,653
Occupancy and equipment	3,508	3,589	1,748	1,760	1,785	1,764	1,759
Information processing and communications	3,075	2,873	1,535	1,540	1,480	1,416	1,448
Product delivery and transaction related	1,857	1,953	924	933	941	987	976
Marketing	860	1,181	463	397	411	347	810
Professional fees	968	829	518	450	512	434	426
Other general operating	1,925	1,746	1,168	757	565	778	973
Total noninterest expense	30,592	30,560	15,273	15,319	14,731	14,440	15,045
Income before income taxes	14,771	17,208	6,892	7,879	7,818	8,950	8,042
Income tax expense	1,457	(66)	645	812	805	1,259	(1,182)
Net income	$13,314	$17,274	$6,247	$7,067	$7,013	$7,691	$9,224
Preferred stock dividends	782	750	315	467	240	431	260
Net income applicable to common shareholders	$12,532	$16,524	$5,932	$6,600	$6,773	$7,260	$8,964

Per common share information
Earnings	$1.54	$1.91	$0.73	$0.81	$0.82	$0.86	$1.04
Diluted earnings	1.53	1.90	0.73	0.80	0.82	0.85	1.03
Average common shares issued and outstanding	8,129.3	8,660.4	8,121.6	8,136.8	8,226.5	8,430.7	8,620.8
Average diluted common shares issued and outstanding	8,182.2	8,776.2	8,163.1	8,202.1	8,304.7	8,492.8	8,735.5

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net income	$13,314	$17,274	$6,247	$7,067	$7,013	$7,691	$9,224
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(5,269)	(1,090)	(1,822)	(3,447)	(834)	(153)	(250)
Net change in debit valuation adjustments	836	265	575	261	64	27	149
Net change in derivatives	(7,187)	(699)	(2,008)	(5,179)	(1,176)	(431)	415
Employee benefit plan adjustments	60	120	36	24	454	50	69
Net change in foreign currency translation adjustments	(10)	(3)	(38)	28	(16)	(26)	26
Other comprehensive income (loss)	(11,570)	(1,407)	(3,257)	(8,313)	(1,508)	(533)	409
Comprehensive income (loss)	$1,744	$15,867	$2,990	$(1,246)	$5,505	$7,158	$9,633

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net interest income
Interest income
Loans and leases	$15,574	$14,357	$8,222	$7,352	$7,423	$7,502	$7,123
Debt securities	7,872	5,550	4,049	3,823	3,544	3,282	2,820
Federal funds sold and securities borrowed or purchased under agreements to resell	389	(49)	396	(7)	(47)	6	(42)
Trading account assets	2,304	1,826	1,223	1,081	977	967	954
Other interest income	1,730	1,098	1,085	645	657	579	532
Total interest income	27,869	22,782	14,975	12,894	12,554	12,336	11,387

Interest expense
Deposits	484	261	320	164	143	133	128
Short-term borrowings	441	(164)	553	(112)	(153)	(41)	(85)
Trading account liabilities	734	539	370	364	304	285	293
Long-term debt	2,194	1,716	1,288	906	850	865	818
Total interest expense	3,853	2,352	2,531	1,322	1,144	1,242	1,154
Net interest income	$24,016	$20,430	$12,444	$11,572	$11,410	$11,094	$10,233

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$2,007	$2,277	$1,072	$935	$1,129	$1,154	$1,210
Other card income	951	744	483	468	485	429	376
Total card income	2,958	3,021	1,555	1,403	1,614	1,583	1,586
Service charges
Deposit-related fees	2,947	3,052	1,417	1,530	1,600	1,619	1,557
Lending-related fees	603	614	300	303	310	309	317
Total service charges	3,550	3,666	1,717	1,833	1,910	1,928	1,874
Investment and brokerage services
Asset management fees	6,388	6,158	3,102	3,286	3,295	3,276	3,156
Brokerage fees	1,995	2,028	989	1,006	973	960	967
Total investment and brokerage services	8,383	8,186	4,091	4,292	4,268	4,236	4,123
Investment banking fees
Underwriting income	1,107	2,860	435	672	1,049	1,168	1,314
Syndication fees	613	701	301	312	452	346	401
Financial advisory services	865	807	392	473	850	654	407
Total investment banking fees	2,585	4,368	1,128	1,457	2,351	2,168	2,122
Total fees and commissions	17,476	19,241	8,491	8,985	10,143	9,915	9,705
Market making and similar activities	5,955	5,355	2,717	3,238	1,331	2,005	1,826
Other income (loss)	(1,531)	(739)	(964)	(567)	(824)	(248)	(298)
Total noninterest income	$21,900	$23,857	$10,244	$11,656	$10,650	$11,672	$11,233

(1)Gross interchange fees and merchant income were $6.2 billion and $5.4 billion and are presented net of $4.2 billion and $3.1 billion of expenses for rewards and partner payments as well as certain other card costs for the six months ended June 30, 2022 and 2021. Gross interchange fees and merchant income were $3.3 billion, $2.9 billion, $3.1 billion, $3.0 billion and $2.9 billion and are presented net of $2.2 billion, $2.0 billion, $2.0 billion, $1.8 billion and $1.7 billion of expenses for rewards and partner payments as well as certain other card costs for the second and first quarters of 2022 and the fourth, third, and second quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2022	March 31 2022	June 30 2021
Assets
Cash and due from banks	$29,497	$29,769	$30,327
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	168,505	244,165	229,703
Cash and cash equivalents	198,002	273,934	260,030
Time deposits placed and other short-term investments	6,841	5,645	7,356
Federal funds sold and securities borrowed or purchased under agreements to resell	272,430	302,108	268,594
Trading account assets	294,027	313,400	291,733
Derivative assets	62,047	48,231	41,498
Debt securities:
Carried at fair value	274,665	297,700	288,913
Held-to-maturity, at cost	658,245	672,180	651,401
Total debt securities	932,910	969,880	940,314
Loans and leases	1,030,766	993,145	918,928
Allowance for loan and lease losses	(11,973)	(12,104)	(14,095)
Loans and leases, net of allowance	1,018,793	981,041	904,833
Premises and equipment, net	11,016	10,820	10,747
Goodwill	69,022	69,022	69,023
Loans held-for-sale	6,654	10,270	8,277
Customer and other receivables	79,893	83,622	67,967
Other assets	159,971	170,250	159,522
Total assets	$3,111,606	$3,238,223	$3,029,894

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$741,676	$787,045	$719,481
Interest-bearing	1,134,876	1,178,451	1,076,355
Deposits in non-U.S. offices:
Noninterest-bearing	26,770	27,589	25,190
Interest-bearing	81,027	79,324	88,116
Total deposits	1,984,349	2,072,409	1,909,142
Federal funds purchased and securities loaned or sold under agreements to repurchase	204,307	214,685	213,787
Trading account liabilities	97,302	117,122	110,084
Derivative liabilities	38,425	44,266	38,916
Short-term borrowings	27,886	24,789	21,635
Accrued expenses and other liabilities	214,522	219,625	184,607
Long-term debt	275,697	278,710	274,604
Total liabilities	2,842,488	2,971,606	2,752,775
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 4,117,686, 4,037,686 and 3,887,686 shares	29,134	27,137	23,441
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,035,221,887, 8,062,102,236 and 8,487,151,465 shares	59,499	59,968	79,242
Retained earnings	197,159	192,929	177,499
Accumulated other comprehensive income (loss)	(16,674)	(13,417)	(3,063)
Total shareholders’ equity	269,118	266,617	277,119
Total liabilities and shareholders’ equity	$3,111,606	$3,238,223	$3,029,894

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$2,294	$2,160	$4,418
Loans and leases	16,170	15,946	16,970
Allowance for loan and lease losses	(832)	(880)	(1,047)
Loans and leases, net of allowance	15,338	15,066	15,923
All other assets	177	417	1,134
Total assets of consolidated variable interest entities	$17,809	$17,643	$21,475

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$165	$228	$324
Long-term debt	4,509	3,557	5,137
All other liabilities	12	6	15
Total liabilities of consolidated variable interest entities	$4,686	$3,791	$5,476

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2022	March 31 2022	June 30 2021
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$171,754	$169,874	$178,818
Tier 1 capital	200,872	197,007	202,245
Total capital	232,316	229,186	234,486
Risk-weighted assets	1,640,017	1,638,958	1,551,668
Common equity tier 1 capital ratio	10.5%	10.4%	11.5%
Tier 1 capital ratio	12.2	12.0	13.0
Total capital ratio	14.2	14.0	15.1

Advanced Approaches
Common equity tier 1 capital	$171,754	$169,874	$178,818
Tier 1 capital	200,872	197,007	202,245
Total capital	225,565	222,481	227,736
Risk-weighted assets	1,408,872	1,415,505	1,379,805
Common equity tier 1 capital ratio	12.2%	12.0%	13.0%
Tier 1 capital ratio	14.3	13.9	14.7
Total capital ratio	16.0	15.7	16.5

Leverage-based metrics (1):
Adjusted average assets	$3,080,248	$3,129,996	$2,938,476
Tier 1 leverage ratio	6.5%	6.3%	6.9%

Supplementary leverage exposure	$3,620,791	$3,661,948	$3,443,834
Supplementary leverage ratio	5.5%	5.4%	5.9%

Tangible equity ratio (2)	6.5	6.2	7.0
Tangible common equity ratio (2)	5.6	5.3	6.2

(1)Regulatory capital ratios at June 30, 2022 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	June 30 2022	March 31 2022	June 30 2021
Total common shareholders' equity	$239,984	$239,480	$253,678
CECL transitional amount (1)	1,881	1,881	2,994
Goodwill, net of related deferred tax liabilities	(68,641)	(68,641)	(68,638)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,746)	(7,843)	(7,641)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,575)	(1,589)	(1,662)
Defined benefit pension plan net assets	(1,236)	(1,248)	(1,196)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	303	1,047	1,499
Accumulated net (gain) loss on certain cash flow hedges (2)	9,059	7,049	265
Other	(275)	(262)	(481)
Common equity tier 1 capital	171,754	169,874	178,818
Qualifying preferred stock, net of issuance cost	29,134	27,136	23,440
Other	(16)	(3)	(13)
Tier 1 capital	200,872	197,007	202,245
Tier 2 capital instruments	20,753	21,737	20,674
Qualifying allowance for credit losses (3)	10,975	11,000	11,993
Other	(284)	(558)	(426)
Total capital under the Standardized approach	232,316	229,186	234,486
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(6,751)	(6,705)	(6,750)
Total capital under the Advanced approaches	$225,565	$222,481	$227,736

(1)June 30, 2021 includes the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption. June 30, 2022 and March 31, 2022 include 75 percent of the transition provision's impact as of December 31, 2021.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2022			First Quarter 2022			Second Quarter 2021
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$178,313	$282	0.63%	$244,971	$86	0.14%	$247,673	$27	0.04%
Time deposits placed and other short-term investments	7,658	12	0.62	9,253	12	0.52	8,079	—	0.02
Federal funds sold and securities borrowed or purchased under agreements to resell	304,684	396	0.52	299,404	(7)	(0.01)	270,443	(42)	(0.06)
Trading account assets	147,442	1,241	3.37	151,969	1,096	2.92	152,307	967	2.55
Debt securities	945,927	4,067	1.72	975,656	3,838	1.58	895,902	2,834	1.27
Loans and leases (2)
Residential mortgage	228,529	1,571	2.75	223,979	1,525	2.73	214,096	1,498	2.80
Home equity	27,415	235	3.44	27,784	220	3.21	31,621	267	3.39
Credit card	81,024	1,954	9.68	78,409	1,940	10.03	73,399	1,876	10.25
Direct/Indirect and other consumer	108,639	696	2.57	104,632	579	2.25	94,321	561	2.38
Total consumer	445,607	4,456	4.01	434,804	4,264	3.96	413,437	4,202	4.07
U.S. commercial	363,978	2,525	2.78	346,510	2,127	2.49	322,633	2,049	2.55
Non-U.S. commercial	128,237	696	2.18	118,767	504	1.72	96,343	429	1.78
Commercial real estate	63,072	476	3.02	63,065	387	2.49	59,276	371	2.51
Commercial lease financing	13,992	104	2.95	14,647	106	2.92	16,211	108	2.67
Total commercial	569,279	3,801	2.68	542,989	3,124	2.33	494,463	2,957	2.40
Total loans and leases	1,014,886	8,257	3.26	977,793	7,388	3.06	907,900	7,159	3.16
Other earning assets	108,180	823	3.06	120,798	587	1.97	96,364	552	2.30
Total earning assets	2,707,090	15,078	2.23	2,779,844	13,000	1.89	2,578,668	11,497	1.79
Cash and due from banks	29,025			28,082			31,675
Other assets, less allowance for loan and lease losses	421,740			399,776			404,770
Total assets	$3,157,855			$3,207,702			$3,015,113
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$985,983	$189	0.08%	$1,001,184	$80	0.03%	$915,420	$78	0.03%
Time and savings deposits	156,824	42	0.11	163,981	40	0.10	162,516	40	0.10
Total U.S. interest-bearing deposits	1,142,807	231	0.08	1,165,165	120	0.04	1,077,936	118	0.04
Non-U.S. interest-bearing deposits	79,471	89	0.45	81,879	44	0.22	82,142	10	0.05
Total interest-bearing deposits	1,222,278	320	0.11	1,247,044	164	0.05	1,160,078	128	0.04
Federal funds purchased and securities loaned or sold under agreements to repurchase (3)	214,777	454	0.85	217,152	79	0.15	214,841	122	0.23
Short-term borrowings and other interest-bearing liabilities (3)	134,790	99	0.30	126,454	(191)	(0.61)	105,473	(207)	(0.79)
Trading account liabilities	54,005	370	2.74	64,240	364	2.30	58,823	293	2.01
Long-term debt	245,781	1,288	2.10	246,042	906	1.50	232,034	818	1.42
Total interest-bearing liabilities	1,871,631	2,531	0.54	1,900,932	1,322	0.28	1,771,249	1,154	0.26
Noninterest-bearing sources
Noninterest-bearing deposits	789,801			798,767			728,756
Other liabilities (4)	228,226			238,694			240,476
Shareholders’ equity	268,197			269,309			274,632
Total liabilities and shareholders’ equity	$3,157,855			$3,207,702			$3,015,113
Net interest spread			1.69%			1.61%			1.53%
Impact of noninterest-bearing sources			0.17			0.08			0.08
Net interest income/yield on earning assets (5)		$12,547	1.86%		$11,678	1.69%		$10,343	1.61%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Certain prior-period amounts have been reclassified to conform to current-period presentation.
(4)Includes $29.7 billion, $30.2 billion and $30.5 billion of structured notes and liabilities for the second and first quarters of 2022 and the second quarter of 2021, respectively.
(5)Net interest income includes FTE adjustments of $103 million, $106 million and $110 million for the second and first quarters of 2022 and the second quarter of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$29,999	$46	$(1,320)	$28,725
Agency-collateralized mortgage obligations	2,741	4	(132)	2,613
Commercial	13,038	130	(608)	12,560
Non-agency residential	477	16	(63)	430
Total mortgage-backed securities	46,255	196	(2,123)	44,328
U.S. Treasury and government agencies	195,527	540	(2,012)	194,055
Non-U.S. securities	11,879	—	(43)	11,836
Other taxable securities	3,318	6	(54)	3,270
Tax-exempt securities	12,976	44	(255)	12,765
Total available-for-sale debt securities	269,955	786	(4,487)	266,254
Other debt securities carried at fair value (1)	8,645	41	(275)	8,411
Total debt securities carried at fair value	278,600	827	(4,762)	274,665
Held-to-maturity debt securities
Agency mortgage-backed securities	528,297	21	(67,193)	461,125
U.S. Treasury and government agencies	121,574	—	(14,896)	106,678
Other taxable securities	8,413	1	(675)	7,739
Total held-to-maturity debt securities	658,284	22	(82,764)	575,542
Total debt securities	$936,884	$849	$(87,526)	$850,207

	March 31, 2022
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$40,166	$293	$(965)	$39,494
Agency-collateralized mortgage obligations	2,985	11	(102)	2,894
Commercial	19,330	336	(436)	19,230
Non-agency residential	502	5	(53)	454
Total mortgage-backed securities	62,983	645	(1,556)	62,072
U.S. Treasury and government agencies	193,081	1,186	(1,481)	192,786
Non-U.S. securities	15,192	—	(9)	15,183
Other taxable securities	4,007	12	(29)	3,990
Tax-exempt securities	15,325	81	(150)	15,256
Total available-for-sale debt securities	290,588	1,924	(3,225)	289,287
Other debt securities carried at fair value (1)	8,532	91	(210)	8,413
Total debt securities carried at fair value	299,120	2,015	(3,435)	297,700
Held-to-maturity debt securities
Agency mortgage-backed securities	542,601	619	(41,454)	501,766
U.S. Treasury and government agencies	120,863	—	(10,046)	110,817
Other taxable securities	8,754	5	(466)	8,293
Total held-to-maturity debt securities	672,218	624	(51,966)	620,876
Total debt securities	$971,338	$2,639	$(55,401)	$918,576

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
FTE basis data (1)
Net interest income	$24,225	$20,651	$12,547	$11,678	$11,515	$11,195	$10,343
Total revenue, net of interest expense	46,125	44,508	22,791	23,334	22,165	22,867	21,576
Net interest yield	1.77%	1.64%	1.86%	1.69%	1.67%	1.68%	1.61%
Efficiency ratio	66.32	68.66	67.01	65.65	66.46	63.14	69.73

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $209 million and $221 million for six months ended June 30, 2022 and 2021, $103 million and $106 million for the second and first quarters of 2022, and $105 million, $101 million and $110 million for the fourth, third and second quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,547	$7,087	$1,802	$2,634	$981	$43
Noninterest income
Fees and commissions:
Card income	1,555	1,320	17	196	17	5
Service charges	1,717	679	19	933	83	3
Investment and brokerage services	4,091	76	3,486	13	518	(2)
Investment banking fees	1,128	—	41	692	461	(66)
Total fees and commissions	8,491	2,075	3,563	1,834	1,079	(60)
Market making and similar activities	2,717	2	23	80	2,657	(45)
Other income (loss)	(964)	(28)	45	458	(215)	(1,224)
Total noninterest income (loss)	10,244	2,049	3,631	2,372	3,521	(1,329)
Total revenue, net of interest expense	22,791	9,136	5,433	5,006	4,502	(1,286)
Provision for credit losses	523	350	33	157	8	(25)
Noninterest expense	15,273	4,959	3,875	2,799	3,109	531
Income (loss) before income taxes	6,995	3,827	1,525	2,050	1,385	(1,792)
Income tax expense (benefit)	748	938	374	543	367	(1,474)
Net income (loss)	$6,247	$2,889	$1,151	$1,507	$1,018	$(318)

Average
Total loans and leases	$1,014,886	$289,595	$219,277	$377,248	$114,375	$14,391
Total assets (1)	3,157,855	1,154,773	409,472	601,945	866,742	124,923
Total deposits	2,012,079	1,078,020	363,943	509,261	41,192	19,663
Quarter end
Total loans and leases	$1,030,766	$294,570	$221,705	$385,376	$118,290	$10,825
Total assets (1)	3,111,606	1,154,366	393,948	591,490	835,129	136,673
Total deposits	1,984,349	1,077,215	347,991	499,714	40,055	19,374

	First Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,678	$6,680	$1,668	$2,344	$993	$(7)
Noninterest income
Fees and commissions:
Card income	1,403	1,185	18	176	14	10
Service charges	1,833	844	19	886	82	2
Investment and brokerage services	4,292	83	3,654	12	545	(2)
Investment banking fees	1,457	—	66	880	582	(71)
Total fees and commissions	8,985	2,112	3,757	1,954	1,223	(61)
Market making and similar activities	3,238	—	13	49	3,190	(14)
Other income (loss)	(567)	21	38	847	(114)	(1,359)
Total noninterest income (loss)	11,656	2,133	3,808	2,850	4,299	(1,434)
Total revenue, net of interest expense	23,334	8,813	5,476	5,194	5,292	(1,441)
Provision for credit losses	30	(52)	(41)	165	5	(47)
Noninterest expense	15,319	4,921	4,015	2,683	3,117	583
Income (loss) before income taxes	7,985	3,944	1,502	2,346	2,170	(1,977)
Income tax expense (benefit)	918	966	368	622	575	(1,613)
Net income (loss)	$7,067	$2,978	$1,134	$1,724	$1,595	$(364)

Average
Total loans and leases	$977,793	$284,068	$210,937	$358,807	$108,576	$15,405
Total assets (1)	3,207,702	1,133,001	431,040	630,517	858,719	154,425
Total deposits	2,045,811	1,056,100	384,902	539,912	44,393	20,504
Quarter end
Total loans and leases	$993,145	$286,322	$214,273	$367,423	$110,037	$15,090
Total assets (1)	3,238,223	1,166,443	433,122	623,168	883,304	132,186
Total deposits	2,072,409	1,088,940	385,288	533,820	43,371	20,990

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,343	$5,973	$1,355	$1,984	$990	$41
Noninterest income
Fees and commissions:
Card income	1,586	1,312	21	180	73	—
Service charges	1,874	851	18	900	103	2
Investment and brokerage services	4,123	78	3,536	40	474	(5)
Investment banking fees	2,122	—	88	1,173	959	(98)
Total fees and commissions	9,705	2,241	3,663	2,293	1,609	(101)
Market making and similar activities	1,826	—	11	28	1,964	(177)
Other income (loss)	(298)	(28)	36	785	157	(1,248)
Total noninterest income (loss)	11,233	2,213	3,710	3,106	3,730	(1,526)
Total revenue, net of interest expense	21,576	8,186	5,065	5,090	4,720	(1,485)
Provision for credit losses	(1,621)	(697)	(62)	(831)	22	(53)
Noninterest expense	15,045	4,859	3,813	2,599	3,471	303
Income (loss) before income taxes	8,152	4,024	1,314	3,322	1,227	(1,735)
Income tax expense (benefit)	(1,072)	986	322	897	319	(3,596)
Net income (loss)	$9,224	$3,038	$992	$2,425	$908	$1,861

Average
Total loans and leases	$907,900	$281,767	$193,988	$325,110	$87,826	$19,209
Total assets (1)	3,015,113	1,054,516	380,315	595,498	797,558	187,226
Total deposits	1,888,834	979,072	333,487	506,618	55,584	14,073
Quarter end
Total loans and leases	$918,928	$282,900	$198,361	$323,256	$96,105	$18,306
Total assets (1)	3,029,894	1,063,650	378,220	607,969	773,714	206,341
Total deposits	1,909,142	987,655	330,624	520,026	57,297	13,540

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$24,225	$13,767	$3,470	$4,978	$1,974	$36
Noninterest income
Fees and commissions:
Card income	2,958	2,505	35	372	31	15
Service charges	3,550	1,523	38	1,819	165	5
Investment and brokerage services	8,383	159	7,140	25	1,063	(4)
Investment banking fees	2,585	—	107	1,572	1,043	(137)
Total fees and commissions	17,476	4,187	7,320	3,788	2,302	(121)
Market making and similar activities	5,955	2	36	129	5,847	(59)
Other income (loss)	(1,531)	(7)	83	1,305	(329)	(2,583)
Total noninterest income (loss)	21,900	4,182	7,439	5,222	7,820	(2,763)
Total revenue, net of interest expense	46,125	17,949	10,909	10,200	9,794	(2,727)
Provision for credit losses	553	298	(8)	322	13	(72)
Noninterest expense	30,592	9,880	7,890	5,482	6,226	1,114
Income (loss) before income taxes	14,980	7,771	3,027	4,396	3,555	(3,769)
Income tax expense (benefit)	1,666	1,904	742	1,165	942	(3,087)
Net income (loss)	$13,314	$5,867	$2,285	$3,231	$2,613	$(682)

Average
Total loans and leases	$996,442	$286,846	$215,130	$368,078	$111,492	$14,896
Total assets (1)	3,182,640	1,143,947	420,196	616,156	862,753	139,588
Total deposits	2,028,852	1,067,120	374,365	524,502	42,784	20,081
Period end
Total loans and leases	$1,030,766	$294,570	$221,705	$385,376	$118,290	$10,825
Total assets (1)	3,111,606	1,154,366	393,948	591,490	835,129	136,673
Total deposits	1,984,349	1,077,215	347,991	499,714	40,055	19,374

	Six Months Ended June 30, 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$20,651	$11,893	$2,685	$3,964	$1,981	$128
Noninterest income
Fees and commissions:
Card income	3,021	2,501	40	330	150	—
Service charges	3,666	1,682	36	1,747	197	4
Investment and brokerage services	8,186	155	6,928	81	1,033	(11)
Investment banking fees	4,368	—	223	2,345	1,940	(140)
Total fees and commissions	19,241	4,338	7,227	4,503	3,320	(147)
Market making and similar activities	5,355	—	22	59	5,434	(160)
Other income (loss)	(739)	24	102	1,196	183	(2,244)
Total noninterest income (loss)	23,857	4,362	7,351	5,758	8,937	(2,551)
Total revenue, net of interest expense	44,508	16,255	10,036	9,722	10,918	(2,423)
Provision for credit losses	(3,481)	(1,314)	(127)	(1,957)	17	(100)
Noninterest expense	30,560	9,990	7,682	5,380	6,898	610
Income (loss) before income taxes	17,429	7,579	2,481	6,299	4,003	(2,933)
Income tax expense (benefit)	155	1,857	608	1,701	1,041	(5,052)
Net income (loss)	$17,274	$5,722	$1,873	$4,598	$2,962	$2,119

Average
Total loans and leases	$907,812	$286,304	$191,257	$327,595	$82,649	$20,007
Total assets (1)	2,947,542	1,027,294	376,476	585,875	760,616	197,281
Total deposits	1,847,520	951,757	329,948	496,880	54,723	14,212
Period end
Total loans and leases	$918,928	$282,900	$198,361	$323,256	$96,105	$18,306
Total assets (1)	3,029,894	1,063,650	378,220	607,969	773,714	206,341
Total deposits	1,909,142	987,655	330,624	520,026	57,297	13,540

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net interest income	$13,767	$11,893	$7,087	$6,680	$6,543	$6,493	$5,973
Noninterest income:
Card income	2,505	2,501	1,320	1,185	1,354	1,317	1,312
Service charges	1,523	1,682	679	844	921	935	851
All other income	154	179	50	104	94	93	50
Total noninterest income	4,182	4,362	2,049	2,133	2,369	2,345	2,213
Total revenue, net of interest expense	17,949	16,255	9,136	8,813	8,912	8,838	8,186

Provision for credit losses	298	(1,314)	350	(52)	32	247	(697)

Noninterest expense	9,880	9,990	4,959	4,921	4,742	4,558	4,859
Income before income taxes	7,771	7,579	3,827	3,944	4,138	4,033	4,024
Income tax expense	1,904	1,857	938	966	1,014	988	986
Net income	$5,867	$5,722	$2,889	$2,978	$3,124	$3,045	$3,038

Net interest yield	2.52%	2.44%	2.55%	2.48%	2.44%	2.49%	2.37%
Return on average allocated capital (1)	30	30	29	30	32	31	32
Efficiency ratio	55.04	61.46	54.28	55.84	53.22	51.56	59.36

Balance Sheet
Average
Total loans and leases	$286,846	$286,304	$289,595	$284,068	$282,332	$281,380	$281,767
Total earning assets (2)	1,103,707	984,891	1,114,552	1,092,742	1,061,742	1,034,471	1,012,335
Total assets (2)	1,143,947	1,027,294	1,154,773	1,133,001	1,102,444	1,076,236	1,054,516
Total deposits	1,067,120	951,757	1,078,020	1,056,100	1,026,810	1,000,765	979,072
Allocated capital (1)	40,000	38,500	40,000	40,000	38,500	38,500	38,500

Period end
Total loans and leases	$294,570	$282,900	$294,570	$286,322	$286,511	$280,803	$282,900
Total earning assets (2)	1,114,524	1,022,092	1,114,524	1,125,963	1,090,331	1,050,331	1,022,092
Total assets (2)	1,154,366	1,063,650	1,154,366	1,166,443	1,131,142	1,091,431	1,063,650
Total deposits	1,077,215	987,655	1,077,215	1,088,940	1,054,995	1,015,276	987,655

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Average deposit balances
Checking	$599,915	$532,815	$606,331	$593,428	$577,703	$561,629	$550,009
Savings	72,856	68,418	73,295	72,413	70,719	70,799	70,945
MMS	358,846	312,203	362,798	354,850	342,812	331,924	320,594
CDs and IRAs	30,238	34,603	29,796	30,685	31,584	32,578	33,728
Other	5,265	3,718	5,800	4,724	3,992	3,835	3,796
Total average deposit balances	$1,067,120	$951,757	$1,078,020	$1,056,100	$1,026,810	$1,000,765	$979,072

Deposit spreads (excludes noninterest costs)
Checking	1.92%	1.98%	1.93%	1.91%	1.92%	1.95%	1.97%
Savings	2.19	2.27	2.19	2.19	2.21	2.23	2.26
MMS	1.26	1.31	1.29	1.23	1.24	1.26	1.29
CDs and IRAs	0.72	0.45	0.98	0.46	0.32	0.34	0.41
Other	0.76	0.29	1.04	0.41	0.22	0.24	0.27
Total deposit spreads	1.68	1.72	1.70	1.65	1.66	1.68	1.71

Consumer investment assets	$315,243	$345,809	$315,243	$357,593	$368,831	$353,280	$345,809

Active digital banking users (in thousands) (1)	42,690	40,512	42,690	42,269	41,365	40,911	40,512
Active mobile banking users (in thousands) (2)	34,167	31,796	34,167	33,589	32,980	32,455	31,796
Financial centers	3,984	4,296	3,984	4,056	4,173	4,215	4,296
ATMs	15,730	16,795	15,730	15,959	16,209	16,513	16,795

Total credit card (3)
Loans
Average credit card outstandings	$79,724	$73,780	$81,024	$78,409	$78,358	$75,569	$73,399
Ending credit card outstandings	84,010	75,599	84,010	79,356	81,438	76,869	75,599
Credit quality
Net charge-offs	$620	$1,122	$323	$297	$280	$321	$488
	1.57%	3.07%	1.60%	1.53%	1.42%	1.69%	2.67%
30+ delinquency	$1,008	$976	$1,008	$1,003	$997	$934	$976
	1.20%	1.29%	1.20%	1.26%	1.22%	1.21%	1.29%
90+ delinquency	$493	$533	$493	$492	$487	$450	$533
	0.59%	0.71%	0.59%	0.62%	0.60%	0.58%	0.71%
Other total credit card indicators (3)
Gross interest yield	9.83%	10.31%	9.76%	9.90%	9.96%	10.10%	10.10%
Risk-adjusted margin	10.17	9.53	9.95	10.40	10.85	10.70	9.76
New accounts (in thousands)	2,045	1,605	1,068	977	940	1,049	931
Purchase volumes	$172,724	$142,975	$91,810	$80,914	$87,671	$80,925	$78,384

Debit card data
Purchase volumes	$246,291	$229,812	$128,707	$117,584	$124,278	$119,680	$121,905

Loan production (4)
Consumer Banking:
First mortgage	$14,667	$20,684	$6,551	$8,116	$12,782	$12,510	$11,502
Home equity	3,876	1,317	2,151	1,725	1,417	1,262	907
Total (5):
First mortgage	$30,824	$35,499	$14,471	$16,353	$22,961	$21,232	$20,266
Home equity	4,575	1,669	2,535	2,040	1,703	1,523	1,166

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2022			First Quarter 2022
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$7,087	$4,477	$2,610	$6,680	$4,052	$2,628
Noninterest income:
Card income	1,320	(9)	1,329	1,185	(8)	1,193
Service charges	679	678	1	844	843	1
All other income	50	55	(5)	104	68	36
Total noninterest income	2,049	724	1,325	2,133	903	1,230
Total revenue, net of interest expense	9,136	5,201	3,935	8,813	4,955	3,858

Provision for credit losses	350	142	208	(52)	73	(125)

Noninterest expense	4,959	3,055	1,904	4,921	3,008	1,913
Income before income taxes	3,827	2,004	1,823	3,944	1,874	2,070
Income tax expense	938	491	447	966	459	507
Net income	$2,889	$1,513	$1,376	$2,978	$1,415	$1,563

Net interest yield	2.55%	1.67%	3.64%	2.48%	1.56%	3.79%
Return on average allocated capital (1)	29	47	20	30	44	23
Efficiency ratio	54.28	58.74	48.38	55.84	60.71	49.58

Balance Sheet
Average
Total loans and leases	$289,595	$4,147	$285,448	$284,068	$4,215	$279,853
Total earning assets (2)	1,114,552	1,072,773	287,512	1,092,742	1,050,490	281,255
Total assets (2)	1,154,773	1,106,098	294,407	1,133,001	1,084,343	287,660
Total deposits	1,078,020	1,072,166	5,854	1,056,100	1,050,247	5,853
Allocated capital (1)	40,000	13,000	27,000	40,000	13,000	27,000

Period end
Total loans and leases	$294,570	$4,123	$290,447	$286,322	$4,165	$282,157
Total earning assets (2)	1,114,524	1,072,291	292,657	1,125,963	1,083,664	284,069
Total assets (2)	1,154,366	1,104,991	299,799	1,166,443	1,117,241	290,972
Total deposits	1,077,215	1,071,089	6,126	1,088,940	1,082,885	6,055

				Second Quarter 2021
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$5,973	$3,480	$2,493
Noninterest income:
Card income				1,312	(7)	1,319
Service charges				851	850	1
All other income				50	22	28
Total noninterest income				2,213	865	1,348
Total revenue, net of interest expense				8,186	4,345	3,841

Provision for credit losses				(697)	47	(744)

Noninterest expense				4,859	2,855	2,004
Income before income taxes				4,024	1,443	2,581
Income tax expense				986	354	632
Net income				$3,038	$1,089	$1,949

Net interest yield				2.37%	1.44%	3.60%
Return on average allocated capital (1)				32	36	30
Efficiency ratio				59.36	65.73	52.16

Balance Sheet
Average
Total loans and leases				$281,767	$4,447	$277,320
Total earning assets (2)				1,012,335	968,492	277,742
Total assets (2)				1,054,516	1,005,237	283,178
Total deposits				979,072	972,016	7,056
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$282,900	$4,410	$278,490
Total earning assets (2)				1,022,092	978,402	278,850
Total assets (2)				1,063,650	1,013,887	284,923
Total deposits				987,655	980,486	7,169

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30
	2022			2021
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$13,767	$8,529	$5,238	$11,893	$6,758	$5,135
Noninterest income:
Card income	2,505	(17)	2,522	2,501	(12)	2,513
Service charges	1,523	1,521	2	1,682	1,681	1
All other income	154	123	31	179	94	85
Total noninterest income	4,182	1,627	2,555	4,362	1,763	2,599
Total revenue, net of interest expense	17,949	10,156	7,793	16,255	8,521	7,734

Provision for credit losses	298	215	83	(1,314)	121	(1,435)

Noninterest expense	9,880	6,063	3,817	9,990	6,065	3,925
Income before income taxes	7,771	3,878	3,893	7,579	2,335	5,244
Income tax expense	1,904	950	954	1,857	572	1,285
Net income	$5,867	$2,928	$2,939	$5,722	$1,763	$3,959

Net interest yield	2.52%	1.62%	3.71%	2.44%	1.45%	3.67%
Return on average allocated capital (1)	30	45	22	30	30	30
Efficiency ratio	55.04	59.70	48.97	61.46	71.19	50.74

Balance Sheet
Average
Total loans and leases	$286,846	$4,180	$282,666	$286,304	$4,527	$281,777
Total earning assets (2)	1,103,707	1,061,693	284,400	984,891	940,469	282,206
Total assets (2)	1,143,947	1,095,281	291,052	1,027,294	978,170	286,908
Total deposits	1,067,120	1,061,267	5,853	951,757	944,819	6,938
Allocated capital (1)	40,000	13,000	27,000	38,500	12,000	26,500

Period end
Total loans and leases	$294,570	$4,123	$290,447	$282,900	$4,410	$278,490
Total earning assets (2)	1,114,524	1,072,291	292,657	1,022,092	978,402	278,850
Total assets (2)	1,154,366	1,104,991	299,799	1,063,650	1,013,887	284,923
Total deposits	1,077,215	1,071,089	6,126	987,655	980,486	7,169

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net interest income	$3,470	$2,685	$1,802	$1,668	$1,526	$1,452	$1,355
Noninterest income:
Investment and brokerage services	7,140	6,928	3,486	3,654	3,703	3,682	3,536
All other income	299	423	145	154	173	176	174
Total noninterest income	7,439	7,351	3,631	3,808	3,876	3,858	3,710
Total revenue, net of interest expense	10,909	10,036	5,433	5,476	5,402	5,310	5,065

Provision for credit losses	(8)	(127)	33	(41)	(56)	(58)	(62)

Noninterest expense	7,890	7,682	3,875	4,015	3,834	3,744	3,813
Income before income taxes	3,027	2,481	1,525	1,502	1,624	1,624	1,314
Income tax expense	742	608	374	368	398	398	322
Net income	$2,285	$1,873	$1,151	$1,134	$1,226	$1,226	$992

Net interest yield	1.72%	1.49%	1.82%	1.62%	1.53%	1.54%	1.48%
Return on average allocated capital (1)	26	23	26	26	30	30	24
Efficiency ratio	72.33	76.54	71.34	73.31	70.95	70.51	75.29

Balance Sheet
Average
Total loans and leases	$215,130	$191,257	$219,277	$210,937	$205,236	$199,664	$193,988
Total earning assets (2)	407,369	363,960	396,611	418,248	395,144	373,691	367,778
Total assets (2)	420,196	376,476	409,472	431,040	408,033	386,346	380,315
Total deposits	374,365	329,948	363,943	384,902	360,912	339,357	333,487
Allocated capital (1)	17,500	16,500	17,500	17,500	16,500	16,500	16,500

Period end
Total loans and leases	$221,705	$198,361	$221,705	$214,273	$208,971	$202,268	$198,361
Total earning assets (2)	380,771	365,496	380,771	419,903	425,112	380,857	365,496
Total assets (2)	393,948	378,220	393,948	433,122	438,275	393,708	378,220
Total deposits	347,991	330,624	347,991	385,288	390,143	345,590	330,624

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Revenue by Business
Merrill Wealth Management	$9,125	$8,445	$4,536	$4,589	$4,532	$4,471	$4,260
Bank of America Private Bank	1,784	1,591	897	887	870	839	805
Total revenue, net of interest expense	$10,909	$10,036	$5,433	$5,476	$5,402	$5,310	$5,065

Client Balances by Business, at period end
Merrill Wealth Management	$2,819,998	$3,073,252	$2,819,998	$3,116,052	$3,214,881	$3,108,358	$3,073,252
Bank of America Private Bank	547,116	579,562	547,116	598,100	625,453	584,475	579,562
Total client balances	$3,367,114	$3,652,814	$3,367,114	$3,714,152	$3,840,334	$3,692,833	$3,652,814

Client Balances by Type, at period end
Assets under management (1)	$1,411,344	$1,549,069	$1,411,344	$1,571,605	$1,638,782	$1,578,630	$1,549,069
Brokerage and other assets	1,437,562	1,619,246	1,437,562	1,592,802	1,655,021	1,612,472	1,619,246
Deposits	347,991	330,624	347,991	385,288	390,143	345,590	330,624
Loans and leases (2)	224,847	201,154	224,847	217,461	212,251	205,055	201,154
Less: Managed deposits in assets under management	(54,630)	(47,279)	(54,630)	(53,004)	(55,863)	(48,914)	(47,279)
Total client balances	$3,367,114	$3,652,814	$3,367,114	$3,714,152	$3,840,334	$3,692,833	$3,652,814

Assets Under Management Rollforward
Assets under management, beginning balance	$1,638,782	$1,408,465	$1,571,605	$1,638,782	$1,578,630	$1,549,069	$1,467,487
Net client flows	16,570	29,922	1,033	15,537	21,552	14,776	11,714
Market valuation/other	(244,008)	110,682	(161,294)	(82,714)	38,600	14,785	69,868
Total assets under management, ending balance	$1,411,344	$1,549,069	$1,411,344	$1,571,605	$1,638,782	$1,578,630	$1,549,069

Advisors, at period end
Total wealth advisors (3)	18,449	19,385	18,449	18,571	18,846	18,855	19,385

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net interest income	$4,978	$3,964	$2,634	$2,344	$2,362	$2,185	$1,984
Noninterest income:
Service charges	1,819	1,747	933	886	887	889	900
Investment banking fees	1,572	2,345	692	880	1,465	1,297	1,173
All other income	1,831	1,666	747	1,084	1,193	874	1,033
Total noninterest income	5,222	5,758	2,372	2,850	3,545	3,060	3,106
Total revenue, net of interest expense	10,200	9,722	5,006	5,194	5,907	5,245	5,090

Provision for credit losses	322	(1,957)	157	165	(463)	(781)	(831)

Noninterest expense	5,482	5,380	2,799	2,683	2,717	2,534	2,599
Income before income taxes	4,396	6,299	2,050	2,346	3,653	3,492	3,322
Income tax expense	1,165	1,701	543	622	986	943	897
Net income	$3,231	$4,598	$1,507	$1,724	$2,667	$2,549	$2,425

Net interest yield	1.82%	1.52%	1.97%	1.68%	1.59%	1.55%	1.49%
Return on average allocated capital (1)	15	22	14	16	25	24	23
Efficiency ratio	53.74	55.34	55.90	51.65	45.99	48.31	51.07

Balance Sheet
Average
Total loans and leases	$368,078	$327,595	$377,248	$358,807	$338,627	$324,736	$325,110
Total earning assets (2)	551,894	525,332	537,660	566,277	587,472	560,181	534,562
Total assets (2)	616,156	585,875	601,945	630,517	650,940	621,699	595,498
Total deposits	524,502	496,880	509,261	539,912	562,390	534,166	506,618
Allocated capital (1)	44,500	42,500	44,500	44,500	42,500	42,500	42,500

Period end
Total loans and leases	$385,376	$323,256	$385,376	$367,423	$352,933	$328,893	$323,256
Total earning assets (2)	526,879	547,278	526,879	558,639	574,583	561,239	547,278
Total assets (2)	591,490	607,969	591,490	623,168	638,131	623,640	607,969
Total deposits	499,714	520,026	499,714	533,820	551,752	536,476	520,026

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Investment Banking fees (1)
Advisory (2)	$800	$733	$361	$439	$798	$608	$376
Debt issuance	642	905	283	359	430	401	482
Equity issuance	130	707	48	82	237	288	315
Total Investment Banking fees (3)	$1,572	$2,345	$692	$880	$1,465	$1,297	$1,173

Business Lending
Corporate	$2,006	$1,643	$946	$1,060	$1,195	$885	$989
Commercial	2,017	1,765	1,024	993	987	923	867
Business Banking	120	111	62	58	59	54	56
Total Business Lending revenue	$4,143	$3,519	$2,032	$2,111	$2,241	$1,862	$1,912

Global Transaction Services (4)
Corporate	$2,087	$1,474	$1,138	$949	$911	$850	$763
Commercial	1,869	1,577	973	896	909	855	805
Business Banking	513	452	270	243	249	240	230
Total Global Transaction Services revenue	$4,469	$3,503	$2,381	$2,088	$2,069	$1,945	$1,798

Average deposit balances
Interest-bearing	$149,705	$163,785	$142,366	$157,126	$164,522	$165,669	$162,947
Noninterest-bearing	374,797	333,095	366,895	382,786	397,868	368,497	343,671
Total average deposits	$524,502	$496,880	$509,261	$539,912	$562,390	$534,166	$506,618

Loan spread	1.51%	1.59%	1.49%	1.53%	1.58%	1.60%	1.57%

Provision for credit losses	$322	$(1,957)	$157	$165	$(463)	$(781)	$(831)

Credit quality (5, 6)
Reservable criticized utilized exposure	$15,999	$25,158	$15,999	$18,304	$19,873	$20,894	$25,158
	3.92%	7.33%	3.92%	4.72%	5.34%	5.99%	7.33%

Nonperforming loans, leases and foreclosed properties	$1,126	$1,651	$1,126	$1,329	$1,351	$1,504	$1,651
	0.29%	0.52%	0.29%	0.37%	0.39%	0.46%	0.52%

Average loans and leases by product
U.S. commercial	$218,733	$190,661	$225,820	$211,568	$196,168	$187,047	$188,716
Non-U.S. commercial	83,452	70,620	86,092	80,783	75,611	71,859	70,666
Commercial real estate	51,185	49,410	50,973	51,400	51,570	49,868	49,139
Commercial lease financing	14,706	16,902	14,362	15,055	15,261	15,961	16,588
Other	2	2	1	1	17	1	1
Total average loans and leases	$368,078	$327,595	$377,248	$358,807	$338,627	$324,736	$325,110

Total Corporation Investment Banking fees
Advisory (2)	$865	$807	$392	$473	$850	$654	$407
Debt issuance	1,493	2,098	662	831	984	933	1,110
Equity issuance	364	1,602	139	225	545	637	702
Total investment banking fees including self-led deals	2,722	4,507	1,193	1,529	2,379	2,224	2,219
Self-led deals	(137)	(139)	(65)	(72)	(28)	(56)	(97)
Total Investment Banking fees	$2,585	$4,368	$1,128	$1,457	$2,351	$2,168	$2,122

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Prior periods have been revised to conform to current-period presentation.
(5)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(6)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net interest income	$1,974	$1,981	$981	$993	$1,031	$1,000	$990
Noninterest income:
Investment and brokerage services	1,063	1,033	518	545	474	471	474
Investment banking fees	1,043	1,940	461	582	832	844	959
Market making and similar activities	5,847	5,434	2,657	3,190	1,312	2,014	1,964
All other income	(133)	530	(115)	(18)	169	190	333
Total noninterest income	7,820	8,937	3,521	4,299	2,787	3,519	3,730
Total revenue, net of interest expense (2)	9,794	10,918	4,502	5,292	3,818	4,519	4,720

Provision for credit losses	13	17	8	5	32	16	22

Noninterest expense	6,226	6,898	3,109	3,117	2,882	3,252	3,471
Income before income taxes	3,555	4,003	1,385	2,170	904	1,251	1,227
Income tax expense	942	1,041	367	575	235	325	319
Net income	$2,613	$2,962	$1,018	$1,595	$669	$926	$908

Return on average allocated capital (3)	12%	16%	10%	15%	7%	10%	10%
Efficiency ratio	63.57	63.19	69.07	58.90	75.49	71.94	73.55

Balance Sheet
Average
Total trading-related assets	$601,172	$534,496	$606,135	$596,154	$564,282	$563,715	$566,842
Total loans and leases	111,492	82,649	114,375	108,576	102,627	97,148	87,826
Total earning assets	604,846	513,261	598,832	610,926	580,794	557,333	531,000
Total assets	862,753	760,616	866,742	858,719	816,994	804,938	797,558
Total deposits	42,784	54,723	41,192	44,393	43,331	54,650	55,584
Allocated capital (3)	42,500	38,000	42,500	42,500	38,000	38,000	38,000

Period end
Total trading-related assets	$577,309	$542,614	$577,309	$616,811	$491,160	$536,125	$542,614
Total loans and leases	118,290	96,105	118,290	110,037	114,846	98,892	96,105
Total earning assets	571,921	527,983	571,921	609,290	561,135	526,585	527,983
Total assets	835,129	773,714	835,129	883,304	747,794	776,929	773,714
Total deposits	40,055	57,297	40,055	43,371	46,374	54,941	57,297

Trading-related assets (average)
Trading account securities	$298,220	$285,081	$295,190	$301,285	$291,518	$304,133	$304,760
Reverse repurchases	134,999	108,201	131,456	138,581	121,878	117,486	116,424
Securities borrowed	116,847	95,231	119,200	114,468	109,455	101,086	101,144
Derivative assets	51,106	45,983	60,289	41,820	41,431	41,010	44,514
Total trading-related assets	$601,172	$534,496	$606,135	$596,154	$564,282	$563,715	$566,842

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations and historical results for the third and second quarters of 2021 were not restated.
(2)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(3)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$5,208	$5,179	$2,500	$2,708	$1,573	$2,009	$1,937
Equities	3,664	3,460	1,653	2,011	1,363	1,605	1,624
Total sales and trading revenue	$8,872	$8,639	$4,153	$4,719	$2,936	$3,614	$3,561

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$4,988	$5,216	$2,340	$2,648	$1,569	$2,025	$1,965
Equities	3,657	3,459	1,655	2,002	1,365	1,609	1,630
Total sales and trading revenue, excluding net debit valuation adjustment	$8,645	$8,675	$3,995	$4,650	$2,934	$3,634	$3,595

Sales and trading revenue breakdown
Net interest income	$1,762	$1,813	$851	$911	$954	$920	$914
Commissions	1,035	1,010	504	531	464	459	462
Trading	5,846	5,433	2,656	3,190	1,311	2,014	1,963
Other	229	383	142	87	207	221	222
Total sales and trading revenue	$8,872	$8,639	$4,153	$4,719	$2,936	$3,614	$3,561

(1)    Includes Global Banking sales and trading revenue of $498 million and $274 million for the six months ended June 30, 2022 and 2021, and $319 million and $179 million for the second and first quarters of 2022, and $98 million, $138 million and $170 million for the fourth, third and second quarters of 2021, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $227 million and $(36) million for the six months ended June 30, 2022 and 2021, and $158 million, $69 million, $2 million, $(20) million and $(34) million for the second and first quarters of 2022 and the fourth, third and second quarters of 2021, respectively. FICC net DVA gains (losses) were $220 million and $(37) million for the six months ended June 30, 2022 and 2021, and $160 million, $60 million, $4 million, $(16) million and $(28) million for the second and first quarters of 2022 and the fourth, third and second quarters of 2021, respectively. Equities net DVA gains (losses) were $7 million and $1 million for the six months ended June 30, 2022 and 2021, and $(2) million, $9 million, $(2) million, $(4) million and $(6) million for the second and first quarters of 2022 and the fourth, third and second quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1,2)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021
Net interest income	$36	$128	$43	$(7)	$53	$65	$41
Noninterest income (loss)	(2,763)	(2,551)	(1,329)	(1,434)	(1,927)	(1,110)	(1,526)
Total revenue, net of interest expense	(2,727)	(2,423)	(1,286)	(1,441)	(1,874)	(1,045)	(1,485)

Provision for credit losses	(72)	(100)	(25)	(47)	(34)	(48)	(53)

Noninterest expense	1,114	610	531	583	556	352	303
Loss before income taxes	(3,769)	(2,933)	(1,792)	(1,977)	(2,396)	(1,349)	(1,735)
Income tax expense (benefit)	(3,087)	(5,052)	(1,474)	(1,613)	(1,723)	(1,294)	(3,596)
Net income (loss)	$(682)	$2,119	$(318)	$(364)	$(673)	$(55)	$1,861

Balance Sheet
Average
Total loans and leases	$14,896	$20,007	$14,391	$15,405	$16,240	$17,581	$19,209
Total assets (3)	139,588	197,281	124,923	154,425	185,707	187,233	187,226
Total deposits	20,081	14,212	19,663	20,504	23,780	13,767	14,073

Period end
Total loans and leases	$10,825	$18,306	$10,825	$15,090	$15,863	$16,880	$18,306
Total assets (4)	136,673	206,341	136,673	132,186	214,153	199,738	206,341
Total deposits	19,374	13,540	19,374	20,990	21,182	12,521	13,540

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations and historical results for the third and second quarters of 2021 were not restated.
(2)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.2 trillion and $1.0 trillion for the six months ended June 30, 2022 and 2021, $1.1 trillion and $1.2 trillion for the second and first quarters of 2022, and $1.2 trillion, $1.1 trillion and $1.1 trillion for the fourth, third and second quarters of 2021, respectively.
(4)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion, $1.2 trillion, $1.2 trillion, $1.2 trillion and $1.1 trillion at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2022	March 31 2022	June 30 2021
Consumer
Residential mortgage	$227,970	$226,030	$214,324
Home equity	27,120	26,936	30,469
Credit card	84,010	79,356	75,599
Direct/Indirect consumer (1)	108,826	105,754	96,903
Other consumer (2)	195	205	172
Total consumer loans excluding loans accounted for under the fair value option	448,121	438,281	417,467
Consumer loans accounted for under the fair value option (3)	377	568	654
Total consumer	448,498	438,849	418,121

Commercial
U.S. commercial	355,731	330,973	291,120
Non-U.S. commercial	125,796	122,267	98,150
Commercial real estate (4)	64,253	62,533	59,606
Commercial lease financing	13,612	14,008	15,768
	559,392	529,781	464,644
U.S. small business commercial (5)	17,757	17,972	29,867
Total commercial loans excluding loans accounted for under the fair value option	577,149	547,753	494,511
Commercial loans accounted for under the fair value option (3)	5,119	6,543	6,296
Total commercial	582,268	554,296	500,807
Total loans and leases	$1,030,766	$993,145	$918,928

(1)Includes primarily auto and specialty lending loans and leases of $50.8 billion, $49.7 billion and $46.4 billion, U.S. securities-based lending loans of $54.0 billion, $51.9 billion and $46.4 billion and non-U.S. consumer loans of $3.0 billion, $3.2 billion and $3.0 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $79 million, $248 million and $257 million and home equity loans of $298 million, $320 million and $397 million at June 30, 2022, March 31, 2022 and June 30, 2021, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.9 billion, $4.0 billion and $4.4 billion and non-U.S. commercial loans of $2.2 billion, $2.6 billion and $1.9 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(4)Includes U.S. commercial real estate loans of $60.1 billion, $58.3 billion and $55.8 billion and non-U.S. commercial real estate loans of $4.1 billion, $4.3 billion and $3.8 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,529	$117,355	$99,615	$1	$—	$11,558
Home equity	27,415	21,835	2,433	—	231	2,916
Credit card	81,024	78,174	2,850	—	—	—
Direct/Indirect and other consumer	108,639	50,498	58,138	—	—	3
Total consumer	445,607	267,862	163,036	1	231	14,477

Commercial
U.S. commercial	363,978	21,722	50,334	225,820	65,897	205
Non-U.S. commercial	128,237	—	1,181	86,092	40,888	76
Commercial real estate	63,072	11	4,726	50,973	7,359	3
Commercial lease financing	13,992	—	—	14,362	—	(370)
Total commercial	569,279	21,733	56,241	377,247	114,144	(86)
Total loans and leases	$1,014,886	$289,595	$219,277	$377,248	$114,375	$14,391

	First Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$223,979	$115,388	$96,221	$1	$—	$12,369
Home equity	27,784	21,963	2,400	—	241	3,180
Credit card	78,409	75,730	2,679	—	—	—
Direct/Indirect and other consumer	104,632	49,292	55,338	—	—	2
Total consumer	434,804	262,373	156,638	1	241	15,551

Commercial
U.S. commercial	346,510	21,683	48,496	211,568	64,566	197
Non-U.S. commercial	118,767	—	1,237	80,783	36,684	63
Commercial real estate	63,065	12	4,566	51,400	7,085	2
Commercial lease financing	14,647	—	—	15,055	—	(408)
Total commercial	542,989	21,695	54,299	358,806	108,335	(146)
Total loans and leases	$977,793	$284,068	$210,937	$358,807	$108,576	$15,405

	Second Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$214,096	$109,652	$89,129	$1	$—	$15,314
Home equity	31,621	24,839	2,670	—	275	3,837
Credit card	73,399	70,900	2,499	—	—	—
Direct/Indirect and other consumer	94,321	46,233	48,085	—	—	3
Total consumer	413,437	251,624	142,383	1	275	19,154

Commercial
U.S. commercial	322,633	30,131	46,253	188,716	57,188	345
Non-U.S. commercial	96,343	—	1,078	70,666	24,490	109
Commercial real estate	59,276	12	4,274	49,139	5,847	4
Commercial lease financing	16,211	—	—	16,588	26	(403)
Total commercial	494,463	30,143	51,605	325,109	87,551	55
Total loans and leases	$907,900	$281,767	$193,988	$325,110	$87,826	$19,209

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2022	March 31 2022	June 30 2021	June 30 2022	March 31 2022	June 30 2021
Asset managers & funds	$112,812	$102,558	$78,769	$167,163	$158,973	$118,559
Real estate (5)	68,897	67,211	66,707	97,617	93,888	92,913
Capital goods	46,923	44,545	38,906	89,785	85,942	84,180
Finance companies	49,740	50,559	52,314	76,051	76,101	78,342
Materials	27,295	27,570	23,641	59,699	60,017	50,630
Healthcare equipment and services	32,768	33,164	32,112	57,901	58,264	62,851
Retailing	27,398	26,678	23,388	52,645	51,557	48,318
Government & public education	37,141	35,212	38,295	50,189	49,213	50,468
Consumer services	27,703	27,045	28,438	48,453	47,344	48,055
Food, beverage and tobacco	23,654	23,332	22,569	48,337	46,566	46,276
Individuals and trusts	30,501	29,340	28,785	45,733	38,961	38,329
Commercial services and supplies	22,852	20,818	20,027	43,520	42,809	39,836
Energy	17,726	16,770	13,223	39,613	36,001	31,830
Utilities	19,781	18,908	13,044	39,448	38,178	31,777
Transportation	21,583	21,268	21,842	35,569	32,034	32,210
Software and services	13,472	12,075	8,213	30,761	30,195	21,991
Global commercial banks	29,674	25,092	20,143	30,667	26,234	21,791
Technology hardware and equipment	11,411	10,551	9,446	29,697	26,479	25,208
Media	12,661	11,693	12,318	27,270	27,525	29,157
Consumer durables and apparel	11,275	10,989	8,587	22,841	22,089	19,731
Vehicle dealers	11,849	11,438	10,821	20,027	20,381	14,852
Insurance	10,238	6,784	5,123	19,496	18,120	13,759
Pharmaceuticals and biotechnology	7,088	6,175	4,934	19,072	19,093	16,099
Automobiles and components	8,395	9,195	9,340	17,256	17,782	17,022
Telecommunication services	7,495	10,500	8,983	15,986	18,453	18,456
Financial markets infrastructure (clearinghouses)	9,274	4,359	3,666	14,252	6,966	5,779
Food and staples retailing	7,745	7,304	5,354	12,441	12,772	10,716
Religious and social organizations	2,883	2,906	4,042	5,130	5,345	5,828
Total commercial credit exposure by industry	$710,234	$674,039	$613,030	$1,216,619	$1,167,282	$1,074,963

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $35.8 billion, $34.1 billion and $32.3 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $51.9 billion, $45.6 billion and $37.1 billion, which consists primarily of other marketable securities, at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(2)Total utilized and total committed exposure includes loans of $5.1 billion, $6.5 billion and $6.1 billion and issued letters of credit with a notional amount of $37 million, $48 million and $80 million accounted for under the fair value option at June 30, 2022, March 31, 2022 and June 30, 2021, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.6 billion, $4.0 billion and $5.2 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $2.1 billion, $3.0 billion and $15.7 billion of PPP loan exposure across impacted industries at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2022	March 31 2022	December 31 2021	September 30 2021	June 30 2021
Residential mortgage	$2,245	$2,422	$2,284	$2,296	$2,343
Home equity	563	615	630	676	651
Direct/Indirect consumer	58	67	75	45	50
Total consumer	2,866	3,104	2,989	3,017	3,044
U.S. commercial	742	818	825	909	1,060
Non-U.S. commercial	279	268	268	272	275
Commercial real estate	218	361	382	414	404
Commercial lease financing	44	54	80	70	81
	1,283	1,501	1,555	1,665	1,820
U.S. small business commercial	15	20	23	32	43
Total commercial	1,298	1,521	1,578	1,697	1,863
Total nonperforming loans and leases	4,164	4,625	4,567	4,714	4,907
Foreclosed properties (1)	162	153	130	117	124
Total nonperforming loans, leases and foreclosed properties (2, 3)	$4,326	$4,778	$4,697	$4,831	$5,031

Fully-insured home loans past due 30 days or more and still accruing	$734	$817	$887	$930	$997
Consumer credit card past due 30 days or more and still accruing	1,008	1,003	997	934	976
Other loans past due 30 days or more and still accruing	3,494	3,736	3,398	2,583	2,699
Total loans past due 30 days or more and still accruing (4, 5)	$5,236	$5,556	$5,282	$4,447	$4,672

Fully-insured home loans past due 90 days or more and still accruing	$492	$574	$634	$648	$687
Consumer credit card past due 90 days or more and still accruing	493	492	487	450	533
Other loans past due 90 days or more and still accruing	720	607	336	232	299
Total loans past due 90 days or more and still accruing (4, 5)	$1,705	$1,673	$1,457	$1,330	$1,519

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.14%	0.15%	0.15%	0.16%	0.17%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.42	0.48	0.48	0.52	0.55
Nonperforming loans and leases/Total loans and leases (6)	0.41	0.47	0.47	0.51	0.54

Commercial reservable criticized utilized exposure (7)	$18,114	$20,682	$22,381	$24,142	$28,878
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	2.95%	3.54%	3.91%	4.53%	5.45%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	2.99	3.47	3.91	4.55	5.37

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $71 million, $61 million, $52 million, $55 million and $66 million at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $270 million, $336 million, $264 million, $279 million and $348 million and nonperforming loans accounted for under the fair value option of $11 million, $19 million, $21 million, $13 million and $13 million at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $179 million, $654 million, $523 million, $222 million and $159 million at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and loans held-for-sale past due 90 days or more and still accruing of $22 million, $50 million, $41 million, $9 million and $70 million at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively. At June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, there were $34 million, $8 million, $12 million, $9 million and $74 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $5.5 billion, $7.1 billion, $7.8 billion, $7.6 billion and $7.0 billion at June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$3,104	$2,989	$3,017	$3,044	$3,091
Additions	365	644	371	353	431
Reductions:
Paydowns and payoffs	(147)	(175)	(179)	(163)	(160)
Sales	(269)	(131)	(1)	(1)	(1)
Returns to performing status (2)	(157)	(202)	(198)	(201)	(291)
Charge-offs (3)	(23)	(15)	(15)	(12)	(25)
Transfers to foreclosed properties	(7)	(6)	(6)	(3)	(1)
Total net additions (reductions) to nonperforming loans and leases	(238)	115	(28)	(27)	(47)
Total nonperforming consumer loans and leases, end of period	2,866	3,104	2,989	3,017	3,044
Foreclosed properties	115	118	101	87	93
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,981	$3,222	$3,090	$3,104	$3,137

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,521	$1,578	$1,697	$1,863	$2,071
Additions	321	183	372	275	503
Reductions:
Paydowns	(342)	(159)	(290)	(297)	(264)
Sales	(16)	(25)	(71)	(29)	(77)
Returns to performing status (5)	(146)	(5)	(95)	(82)	(59)
Charge-offs	(40)	(12)	(35)	(33)	(108)
Transfers to loans held-for-sale	—	(39)	—	—	(203)
Total net reductions to nonperforming loans and leases	(223)	(57)	(119)	(166)	(208)
Total nonperforming commercial loans and leases, end of period	1,298	1,521	1,578	1,697	1,863
Foreclosed properties	47	35	29	30	31
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,345	$1,556	$1,607	$1,727	$1,894

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2022		First Quarter 2022		Fourth Quarter 2021		Third Quarter 2021		Second Quarter 2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$86	0.15%	$(10)	(0.02)%	$(11)	(0.02)%	$(7)	(0.01)%	$(6)	(0.01)%
Home equity (3)	(24)	(0.37)	(30)	(0.44)	(26)	(0.37)	(34)	(0.46)	(24)	(0.31)
Credit card	323	1.60	297	1.53	280	1.42	321	1.69	488	2.67
Direct/Indirect consumer	4	0.02	4	0.02	(3)	(0.01)	(18)	(0.07)	(9)	(0.04)
Other consumer	136	n/m	79	n/m	72	n/m	67	n/m	64	n/m
Total consumer	525	0.47	340	0.32	312	0.29	329	0.31	513	0.50
U.S. commercial	15	0.02	(14)	(0.02)	(19)	(0.02)	15	0.02	(31)	(0.04)
Non-U.S. commercial	(5)	(0.01)	1	—	(6)	(0.02)	1	—	14	0.06
Total commercial and industrial	10	0.01	(13)	(0.01)	(25)	(0.02)	16	0.02	(17)	(0.02)
Commercial real estate	(4)	(0.03)	23	0.15	6	0.04	—	—	17	0.11
Commercial lease financing	4	0.13	—	—	—	—	(1)	—	—	—
	10	0.01	10	0.01	(19)	(0.02)	15	0.01	—	—
U.S. small business commercial	36	0.79	42	0.94	69	1.32	119	1.76	82	0.98
Total commercial	46	0.03	52	0.04	50	0.04	134	0.11	82	0.07
Total net charge-offs	$571	0.23	$392	0.16	$362	0.15	$463	0.20	$595	0.27

By Business Segment and All Other
Consumer Banking	$502	0.70%	$416	0.59%	$411	0.58%	$489	0.69%	$625	0.89%
Global Wealth & Investment Management	9	0.02	1	—	5	0.01	7	0.01	—	—
Global Banking	14	0.01	(12)	(0.01)	(28)	(0.03)	8	0.01	3	—
Global Markets	(4)	(0.01)	21	0.08	10	0.04	—	—	—	—
All Other	50	1.40	(34)	(0.91)	(36)	(0.91)	(41)	(0.92)	(33)	(0.70)
Total net charge-offs	$571	0.23	$392	0.16	$362	0.15	$463	0.20	$595	0.27

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $90 million and $(7) million for the second and first quarters of 2022, respectively.
(3)Includes loan sale net charge-offs (recoveries) of $(6) million and $(3) million for the second and first quarters of 2022, respectively..
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2022		2021
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$76	0.07%	$(10)	(0.01)%
Home equity (3)	(54)	(0.40)	(59)	(0.37)
Credit card	620	1.57	1,122	3.07
Direct/Indirect consumer	8	0.02	22	0.05
Other consumer	215	n/m	131	n/m
Total consumer	865	0.40	1,206	0.59
U.S. commercial	1	—	(19)	(0.01)
Non-U.S. commercial	(4)	(0.01)	40	0.09
Total commercial and industrial	(3)	—	21	0.01
Commercial real estate	19	0.06	28	0.09
Commercial lease financing	4	0.06	—	—
	20	0.01	49	0.02
U.S. small business commercial	78	0.87	163	0.93
Total commercial	98	0.04	212	0.09
Total net charge-offs	$963	0.20	$1,418	0.32

By Business Segment and All Other
Consumer Banking	$918	0.65%	$1,435	1.01%
Global Wealth & Investment Management	10	0.01	13	0.01
Global Banking	2	—	39	0.02
Global Markets	17	0.03	3	0.01
All Other	16	0.21	(72)	(0.74)
Total net charge-offs	$963	0.20	$1,418	0.32

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $84 million for the six months ended June 30, 2022.
(3)Includes loan sale net charge-offs (recoveries) of $(8) million for the six months ended June 30, 2022.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2022		March 31, 2022		June 30, 2021
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$280	0.12%	$301	0.13%	$394	0.18%
Home equity	116	0.43	172	0.64	203	0.67
Credit card	5,684	6.77	5,684	7.16	6,234	8.25
Direct/Indirect consumer	475	0.44	512	0.48	555	0.57
Other consumer	57	n/m	46	n/m	46	n/m
Total consumer	6,612	1.48	6,715	1.53	7,432	1.78
U.S. commercial (3)	3,012	0.81	2,966	0.85	3,529	1.10
Non-U.S. commercial	1,168	0.93	1,155	0.94	1,091	1.11
Commercial real estate	1,128	1.76	1,218	1.95	1,956	3.28
Commercial lease financing	53	0.39	50	0.36	87	0.55
Total commercial	5,361	0.93	5,389	0.98	6,663	1.35
Allowance for loan and lease losses	11,973	1.17	12,104	1.23	14,095	1.55
Reserve for unfunded lending commitments	1,461		1,379		1,687
Allowance for credit losses	$13,434		$13,483		$15,782

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.17%		1.23%		1.55%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		288		262		287
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		5.22		7.62		5.90

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $79 million, $248 million and $257 million, and home equity loans of $298 million, $320 million and $397 million at June 30, 2022, March 31, 2022 and June 30, 2021, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.9 billion, $4.0 billion and $4.4 billion and non-U.S. commercial loans of $2.2 billion, $2.6 billion and $1.9 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $5.5 billion, $7.1 billion and $7.0 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $921 million, $1.0 billion and $1.4 billion at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
(4)Allowance for loan and lease losses includes $6.6 billion, $6.6 billion and $7.5 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at June 30, 2022, March 31, 2022 and June 30, 2021, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 129 percent, 118 percent and 134 percent at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the six months ended June 30, 2022 and 2021, and the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
	2022	2021

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$14,771	$17,208	$6,892	$7,879	$7,818	$8,950	$8,042
Provision for credit losses	553	(3,481)	523	30	(489)	(624)	(1,621)
Pretax, pre-provision income	$15,324	$13,727	$7,415	$7,909	$7,329	$8,326	$6,421

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$268,750	$274,341	$268,197	$269,309	$270,883	$275,484	$274,632
Goodwill	(69,022)	(68,987)	(69,022)	(69,022)	(69,022)	(69,023)	(69,023)
Intangible assets (excluding mortgage servicing rights)	(2,136)	(2,179)	(2,127)	(2,146)	(2,166)	(2,185)	(2,212)
Related deferred tax liabilities	927	917	926	929	913	915	915
Tangible shareholders’ equity	$198,519	$204,092	$197,974	$199,070	$200,608	$205,191	$204,312
Preferred stock	(27,565)	(24,039)	(28,674)	(26,444)	(24,364)	(23,441)	(23,684)
Tangible common shareholders’ equity	$170,954	$180,053	$169,300	$172,626	$176,244	$181,750	$180,628

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$269,118	$277,119	$269,118	$266,617	$270,066	$272,464	$277,119
Goodwill	(69,022)	(69,023)	(69,022)	(69,022)	(69,022)	(69,023)	(69,023)
Intangible assets (excluding mortgage servicing rights)	(2,114)	(2,192)	(2,114)	(2,133)	(2,153)	(2,172)	(2,192)
Related deferred tax liabilities	920	915	920	926	929	913	915
Tangible shareholders’ equity	$198,902	$206,819	$198,902	$196,388	$199,820	$202,182	$206,819
Preferred stock	(29,134)	(23,441)	(29,134)	(27,137)	(24,708)	(23,441)	(23,441)
Tangible common shareholders’ equity	$169,768	$183,378	$169,768	$169,251	$175,112	$178,741	$183,378

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,111,606	$3,029,894	$3,111,606	$3,238,223	$3,169,495	$3,085,446	$3,029,894
Goodwill	(69,022)	(69,023)	(69,022)	(69,022)	(69,022)	(69,023)	(69,023)
Intangible assets (excluding mortgage servicing rights)	(2,114)	(2,192)	(2,114)	(2,133)	(2,153)	(2,172)	(2,192)
Related deferred tax liabilities	920	915	920	926	929	913	915
Tangible assets	$3,041,390	$2,959,594	$3,041,390	$3,167,994	$3,099,249	$3,015,164	$2,959,594

Book value per share of common stock
Common shareholders’ equity	$239,984	$253,678	$239,984	$239,480	$245,358	$249,023	$253,678
Ending common shares issued and outstanding	8,035.2	8,487.2	8,035.2	8,062.1	8,077.8	8,241.2	8,487.2
Book value per share of common stock	$29.87	$29.89	$29.87	$29.70	$30.37	$30.22	$29.89

Tangible book value per share of common stock
Tangible common shareholders’ equity	$169,768	$183,378	$169,768	$169,251	$175,112	$178,741	$183,378
Ending common shares issued and outstanding	8,035.2	8,487.2	8,035.2	8,062.1	8,077.8	8,241.2	8,487.2
Tangible book value per share of common stock	$21.13	$21.61	$21.13	$20.99	$21.68	$21.69	$21.61

Current-period information is preliminary and based on company data available at the time of the presentation.	33